Exhibit 99.2

Nutanix Announces $750 Million Investment From Bain Capital Private Equity to Support Growth Initiatives

SAN JOSE, Calif.--(BUSINESS WIRE)--August 27, 2020--Nutanix (NASDAQ: NTNX), a leader in enterprise cloud computing, today announced that Bain Capital Private Equity will make an investment of $750 million in Convertible Senior Notes to support the Company’s growth initiatives.

“Bain Capital Private Equity has deep technology investing experience and a strong track record of helping companies scale,” said Dheeraj Pandey, Chairman, Co-Founder and CEO of Nutanix. “Bain Capital Private Equity’s investment represents a strong vote of confidence in our position as a leader in the hybrid cloud infrastructure (HCI) market and our profound culture of customer delight.”

“Nutanix is executing on a compelling vision for a differentiated hybrid cloud platform that provides flexible environments and is easily paired with other cloud platforms,” commented David Humphrey, a Managing Director at Bain Capital Private Equity. “We look forward to working closely with the Board and the management team to build on Nutanix’s leadership position and realize its strong vision for the future,” added Max de Groen, a Managing Director at Bain Capital Private Equity. In connection with the investment, Humphrey and de Groen will join the Nutanix Board of Directors following the close of the transaction, which is expected to occur in late September 2020.

“We are pleased to establish this partnership with Bain Capital Private Equity and look forward to the contributions Dave and Max will make as new board members to build on Nutanix’s success,” concluded Ravi Mhatre, Lead Independent Director.

Bain Capital Private Equity has deep experience in the technology sector, having made investments in a wide range of companies including Applied Systems, BMC Software, CentralSquare Technologies, KIOXIA (formerly known as Toshiba Memory Corp.), NortonLifeLock Inc., Rocket Software, Symantec, Viewpoint Construction Software, Vertafore, Waystar, and Zelis.

Under the terms of the investment, Bain Capital Private Equity will purchase $750 million in aggregate principal amount Convertible Senior Notes (the “Notes”). The Notes will have an initial conversion price of $27.75 per share of the Company’s Class A Common Stock, subject to customary anti-dilution and other adjustments. The initial conversion price of $27.75 represents a 30.6% premium to Nutanix’s volume-weighted average price (VWAP) over the trailing five (5) trading day period prior to Bain Capital Private Equity’s signing of the definitive agreement to acquire the Notes. In addition, at the 12-month anniversary of the original issuance of the Notes, depending on the achievement of financial milestones, the conversion price may be subject to an additional, one-time adjustment, to an amount in the range of $25.25 to $27.75 per share. The Notes will mature on September 15, 2026, unless earlier repurchased, redeemed or converted. The Notes bear 2.5% interest per year, with such interest to be paid in kind on Notes held by Bain Capital Private Equity through an increase in the principal amount of the Notes. In connection with this transaction, Nutanix’s Board has authorized the repurchase of up to $125 million of its Class A common shares that are intended to offset the dilutive effect of any shares the Company may issue to settle the potential conversion of the Notes.

Additional information regarding this announcement may be found in a Form 8-K that will be filed today with the U.S. Securities and Exchange Commission.

In separate press releases issued today, Nutanix announced a CEO succession plan and financial results for the fiscal fourth quarter and fiscal year 2020. These announcements are available on the Nutanix Investor Relations website at ir.nutanix.com.

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to and sole placement agent for Nutanix.

About Nutanix

Nutanix is a global leader in cloud software and a pioneer in hyperconverged infrastructure solutions, making computing invisible anywhere. Organizations around the world use Nutanix software to leverage a single platform to manage any app at any location for their private, hybrid and multicloud environments. Learn more at www.nutanix.com or follow us on Twitter @nutanix.

About Bain Capital Private Equity

Bain Capital Private Equity (www.baincapitalprivateequity.com) has partnered closely with management teams to provide the strategic resources that build great companies and help them thrive since its founding in 1984. Bain Capital Private Equity’s global team of approximately 240 investment professionals creates value for its portfolio companies through its global platform and depth of expertise in key vertical industries including healthcare, consumer/retail, financial and business services, industrials, and technology, media and telecommunications. Bain Capital Private Equity has 20 offices on four continents. The firm has made primary or add-on investments in more than 875 companies since its inception. In addition to private equity, Bain Capital Private Equity invests across asset classes including credit, public equity, venture capital and real estate, managing approximately $100 billion in total and leveraging the firm’s shared platform to capture opportunities in strategic areas of focus.

Forward-Looking Statements

This press release contains express and implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding: the investment by Bain Capital Private Equity in the Company, as described herein, including the Company’s plans for the use of the proceeds and the timing thereof, as well as any expected benefits thereof on the Company’s leadership and governance structure, future financial and operating performance, capital position, market share, and growth prospects; the expected appointment of new directors to the Company’s Board, including the timing and benefits thereof; any potential adjustments to the conversion price of the Notes; the Company’s plans to repurchase stock to offset the dilutive effect of the investment; and the Company’s business plans, initiatives and objectives and its ability to execute such plans, initiatives and objectives in a timely manner, as well as the benefits and impact of such plans, initiatives and objectives. These forward-looking statements are not historical facts and instead are based on the Company’s current expectations, estimates, opinions, and beliefs. Consequently, you should not rely on these forward-looking statements. The accuracy of such forward-looking statements depends upon future events and involves risks, uncertainties, and other factors, including factors that may be beyond the Company’s control, that may cause these statements to be inaccurate and cause its actual results, performance or achievements to differ materially and adversely from those anticipated or implied by such statements, including, among others: failure to successfully close or realize the full benefits of the above-described investment, or unexpected difficulties or delays in successfully closing or realizing the full benefits of such investment; failure to successfully implement or realize the full benefits of, or unexpected difficulties or delays in successfully implementing or realizing the full benefits of, the Company’s business plans, initiatives and objectives; failure to attract new and retain existing end-customers; failure to timely and successfully meet the needs of the Company’s customers; delays in or lack of customer or market acceptance of the Company’s new products, services, product features or technology; failure to meet expectations regarding the Company’s platform, products, services and technology; the timing, breadth, and impact of the COVID-19 pandemic, including the actions the Company has taken to manage operating expenses in response thereto, on the Company’s business, operations, and financial results, as well as the impact of the pandemic on the Company’s customers, partners, and end markets; the failure to build strong leadership or manage the Company’s business and any future growth effectively; and other risks detailed in Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2020, filed with the U.S. Securities and Exchange Commission, or the SEC, on June 4, 2020. Additional information will also be set forth in Company’s Annual Report on Form 10-K that will be filed for the fiscal year ended July 31, 2020, which should be read in conjunction with this press release. The Company’s SEC filings are available on the Investor Relations section of the Company’s website at ir.nutanix.com and on the SEC's ir.nutanix.com and on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this press release and, except as required by law, the Company assumes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any of these forward-looking statements to reflect actual results or subsequent events or circumstances.

© 2020 Nutanix, Inc. All rights reserved. Nutanix, the Nutanix logo, and all Nutanix product and service names mentioned herein are registered trademarks or trademarks of Nutanix, Inc. in the United States and other countries. All other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

Contacts

Nutanix
Investor Contact:
Tonya Chin
408-560-2675
tonya@nutanix.com

Media Contact:
Jennifer Massaro
408-665-3141
pr_ntnx@nutanix.com

Bain Capital Private Equity
Media Contact:
Charlyn Lusk
646-502-3549
clusk@stantonprm.com